                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004


                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 16, 1995
                                                -------------------------------

                 FIRST CAPITAL INCOME PROPERTIES, LTD. - VIII
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Florida                         0-12537                   59-2192277
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)             Identification No.)


2 North Riverside Plaza, Chicago, Illinois                     60606-2607
- -------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (312) 207-0020
                                                  -----------------------------


- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                      This document consists of 41 pages.


                    The Exhibit Index is located on page 3.

ITEM 2.  DISPOSITION OF ASSETS
- -------  ---------------------

First Capital Income Properties, Ltd - Series VIII (the "Registrant") sold its interest in the real property commonly known as Tuckerstone Commons / Rooker Royal I & II Warehouses, located in Atlanta, Georgia (the "Property").

The closing of this transaction occurred on June 16, 1995. The Property was sold pursuant to arm's-length negotiations. The sale price was $5,300,000. The Registrant received sale proceeds of approximately $5,051,100, which was net of closing prorations and selling expenses.

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ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- -------  --------------------------------------------

         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Real Estate Sale Agreement dated March 22, 1995 for 4660 & 4662 North Royal Atlanta Drive; 2484, 2486, 2496 & 2498
               Tucker Stone Parkway; 2530 & 2540 Mountain Industrial Blvd.; Tucker, Georgia.


         2.2 (page 30) Real Estate Sale Agreement, dated March 22, 1995, for TuckerStone Land and Buildings, DeKalb County, Georgia.


         2.3 (page 31) Real Estate Sale Agreement, dated March 22, 1995, for Land and Buildings in Land Lot 224, 18th District, DeKalb County, Georgia, as previously amended by letter agreement.


         2.4   (page 33) Closing Statement; Tuckerstone Commons; Tucker,
               Georgia.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

June 30, 1995            By:          /s/ NORMAN M. FIELD
- -------------                ----------------------------------------
  (Date)                                  NORMAN M. FIELD
                             Vice President - Finance and Treasurer

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              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on March 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the quarter ended March 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. The Pro Forma Statement of Income and Expenses for the quarter ended March 31, 1995 also reflects adjustments for the maturity of an investment in a mortgage loan receivable which was included in the Registrant's Statement of Income and Expenses for the quarter ended March 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1994 has been presented as if the sale of the Property had occurred on December 31, 1993. The Pro Forma Statement of Income and Expenses for the year ended December 31, 1994 also reflects adjustments for properties previously sold or disposed of and for the maturity of the investment in the mortgage loan receivable which were included in the Registrant's Statement of Income and Expenses for the year ended December 31, 1994. In the opinion of the Managing General Partner, all adjustments necessary to reflect the sale of the Property, the properties previously sold and the maturity of the mortgage loan receivable have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1993, 1994 and March 31, 1995, nor do they purport to represent the results of operations of the Registrant for future periods.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                          Pro Forma
                                                            March 31,     Pro Forma        Balance
                                                               1995      Adjustments        Sheet
                                                          ------------  -------------    ------------
Investment in commercial rental properties:
  Land                                                    $  7,260,400    $  (773,700)   $  6,486,700
  Buildings and improvements                                36,207,400     (5,338,800)     30,868,600
                                                          ------------    -----------    ------------

                                                            43,467,800     (6,112,500)     37,355,300
  Accumulated depreciation and amortization                (12,228,400)     1,787,300     (10,441,100)
                                                          ------------    -----------    ------------
  Total investment properties, net of
    accumulated depreciation and amortization               31,239,400     (4,325,200)     26,914,200

Cash and cash equivalents                                    9,680,500      5,085,900      14,766,400
Rents receivable                                               333,000        (62,400)        270,600
Other assets                                                    19,200            500          19,700
                                                          ------------    -----------    ------------
                                                          $ 41,272,100    $   698,800    $ 41,970,900
                                                          ============    ===========    ============

                         LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses                   $    329,700    $   (27,800)   $    301,900
  Due to Affiliates                                            165,600        (52,300)        113,300
  Security deposits                                            114,600        (47,400)         67,200
  Distributions payable                                        889,000                        889,000
  Other liabilities                                             26,800         (2,200)         24,600
                                                          ------------    -----------    ------------

                                                             1,525,700       (129,700)      1,396,000
                                                          ------------    -----------    ------------
Partners' capital:
  General Partners                                             178,000         82,900         260,900
  Limited Partners (70,000 Units
    authorized, issued and outstanding)                     39,568,400        745,600      40,314,000
                                                          ------------    -----------    ------------

                                                            39,746,400        828,500      40,574,900
                                                          ------------    -----------    ------------
                                                          $ 41,272,100    $   698,800    $ 41,970,900
                                                          ============    ===========    ============


   The accompanying notes are an integral part of the financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)



                                            Statement of
                                             Income and        Pro Forma       Pro Forma
                                            Expenses for      Adjustments     Adjustments
                                             the Quarter      For Matured        For           Pro Forma
                                              Ended             Mortgage       Currently     Statement of
                                             March 31,           Loan            Sold         Income and
                                               1995           Receivable       Property        Expenses
                                            ------------      -----------     -----------    ------------
Income:
  Rental                                     $1,378,400        $ 20,000       $(200,200)      $1,198,200
  Interest on short-term investments            124,300                            (800)         123,500
  Interest on mortgage loan receivable           16,300         (16,300)                               0
                                             ----------        --------       ---------       ----------
                                              1,519,000           3,700        (201,000)       1,321,700
                                             ----------        --------       ---------       ----------
Expenses:
  Depreciation and amortization                 377,400                         (51,800)         325,600
  Real estate taxes                             137,500                         (15,600)         121,900
  Insurance - Affiliate                          19,700                          (4,500)          15,200
  Repairs and maintenance                       124,200                         (18,300)         105,900
  Property operating:
    Affiliates                                   88,000            (400)         (5,600)          82,000
    Nonaffiliates                               180,800                         (28,100)         152,700
  General and administrative:
    Affiliates                                   11,800                                           11,800
    Nonaffiliates                                40,700                                           40,700
                                             ----------        --------       ---------       ----------
                                                980,100            (400)       (123,900)         855,800
                                             ----------        --------       ---------       ----------
Net income                                   $  538,900        $  4,100       $ (77,100)      $  465,900
                                             ==========        ========       =========       ==========
Net income allocated to General Partners     $   88,900        $      0       $       0       $   88,900
                                             ==========        ========       =========       ==========
Net income allocated to Limited Partners     $  450,000        $  4,100       $ (77,100)      $  377,000
                                             ==========        ========       =========       ==========
Net income allocated to Limited
  Partners per Unit (70,000 Units
  authorized, issued and outstanding)        $     6.43        $   0.06       $   (1.10)      $     5.39
                                             ==========        ========       =========       ==========



   The accompanying notes are an integral part of the financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)



                                                                  Pro Forma
                                                                 Adjustments
                                                                    For
                                                                  Previously
                                               Statement of        Sold or
                                                Income and       Disposed of            Pro Forma
                                               Expenses for      Properties            Adjustments
                                                 the Year        and Matured              For             Pro Forma
                                                 Ended            Mortgage              Currently       Statement of
                                               December 31,        Loan                   Sold           Income and
                                                   1994          Receivable             Property          Expenses
                                               ------------     -------------        -------------      ------------
Income:
  Rental                                       $ 6,232,700      $ (1,005,400)         $ (645,900)       $ 4,581,400
  Interest on short-term investments               599,000              (800)               (600)           597,600
  Interest on mortgage loan receivable             116,500          (116,500)                                     0
                                               -----------      ------------          ----------        -----------
                                                 6,948,200        (1,122,700)           (646,500)         5,179,000
                                               -----------      ------------          ----------        -----------
Expenses:
  Interest                                         969,000          (453,400)                               515,600
  Depreciation and amortization                  1,461,500          (217,700)           (169,400)         1,074,400
  Real estate taxes and insurance                  645,400                               (85,800)           559,600
  Repairs and maintenance                          535,500                               (53,200)           482,300
  Property operating                               987,000           (14,800)            (99,700)           872,500
  General and administrative                       198,000              (300)                               197,700
                                               -----------      ------------          ----------        -----------
                                                 4,796,400          (686,200)           (408,100)         3,702,100
                                               -----------      ------------          ----------        -----------
Income before gain on sale of
  property and extraordinary (loss)
  on early extinguishment of debt                2,151,800          (436,500)           (238,400)         1,476,900
Gain on sale of property                        18,929,600       (18,929,600)                                     0
                                               -----------      ------------          ----------        -----------
Net income before extraordinary (loss)
  on early extinguishment of debt               21,081,400       (19,366,100)           (238,400)         1,476,900
Extraordinary (loss) on early
  extinguishment of debt                        (1,124,300)          914,300                               (210,000)
                                               -----------      ------------          ----------        -----------
Net income                                     $19,957,100      $(18,451,800)         $ (238,400)       $ 1,266,900
                                               ===========      ============          ==========        ===========
Net income allocated to General Partners       $   533,700      $   (224,700)         $        0        $   309,000
                                               ===========      ============          ==========        ===========
Net income allocated to Limited Partners       $19,423,400      $(18,227,100)         $ (238,400)       $   957,900
                                               ===========      ============          ==========        ===========
Net income before extraordinary (loss) on
  early extinguishment of debt allocated to
  Limited Partners per Unit (70,000 Units
  authorized, issued and outstanding)          $    293.35      $    (273.29)         $    (3.41)       $     16.65
                                               ===========      ============          ==========        ===========
Net income allocated to Limited
  Partners per Unit (70,000 Units
  authorized, issued and outstanding)          $    277.48      $    (260.39)         $    (3.41)       $     13.68
                                               ===========      ============          ==========        ===========


   The accompanying notes are an integral part of the financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet, the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities as well as a portion of the amounts due to Affiliates ($13,000) have been adjusted as of March 31, 1995 to reflect the Registrant's share of the sale of the Property.

2) A portion of the amounts due to Affiliates ($39,300) has been adjusted as of March 31, 1995 to reflect the maturity of a mortgage loan receivable, which occurred on February 24, 1995, and for properties previously sold by the Registrant.

3) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of the Property.

4) For the purpose of the Pro Forma Statement of Income and Expenses for the quarter ended March 31, 1995, the adjustments to the income and expenses reflect the Registrant's share of operations of the Property and the maturity of the mortgage loan receivable.

5) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1994, the adjustments to the income, expenses and gain on sale of property reflect the Registrant's share of operations of the Property, any properties previously sold or disposed of by the Registrant and the maturity of the mortgage loan receivable.

6) Extraordinary (loss) on early extinguishment of debt has been adjusted to reflect the Registrant's share of a prepayment penalty incurred in connection with sale of a property previously sold by the Registrant.